UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 21, 2025

CRACKER BARREL OLD COUNTRY STORE, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-25225	62-0812904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(Address of Principal Executive Offices) (Zip code)

(615) 444-5533

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01) Rights to Purchase Series A Junior Participating Preferred Stock (Par Value $0.01)	CBRL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2025, Cracker Barrel Old Country Store, Inc., a Tennessee corporation (the “Company”), announced that the Board of Directors (the “Board”) of the Company had elected Steve Bramlage to serve as a director, effective immediately, until the Company’s next annual meeting of shareholders. Pursuant thereto and to the Company’s Third Amended and Restated Bylaws and in accordance with its Amended and Restated Charter, the size of the Board was increased from nine to ten members, effective with Mr. Bramlage’s appointment. Mr. Bramlage has not yet been appointed to any committees of the Board.

Since May 2020, Mr. Bramlage has served as the Chief Financial Officer of Casey’s General Stores, Inc. (Nasdaq: CASY) (“Casey’s”). Prior to joining Casey’s, Mr. Bramlage served as Chief Financial Officer of Aramark (NYSE: ARMK) (“Aramark”) from April 2015 to April 2020, and as CFO of Owens-Illinois, Inc (NYSE: OI) prior to his service at Aramark.

Mr. Bramlage will receive compensation as an outside director generally in accordance with the Company’s outside director compensation practices described in the Company’s proxy statement filed with the Securities and Exchange Commission on October 9, 2024. The initial annual retainer and equity grant to be received by Mr. Bramlage will be prorated for his period of service during the year in which he was elected to the Board.

There are no arrangements or understandings between Mr. Bramlage, on the one hand, and any other persons, on the other hand, pursuant to which Mr. Bramlage was selected as a director of the Company. Mr. Bramlage has no family relationships with any of the Company’s directors or executive officers. Mr. Bramlage has not been a party to any transactions that would be required to be reported under Item 404(a) of Regulation S-K in this Current Report on Form 8-K.

A copy of the press release announcing Mr. Bramlage’s appointment to the Board is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description

	99.1	Press Release issued by Cracker Barrel Old Country Store, Inc. dated May 21, 2025.

	104	Cover Page Interactive Data File (formatted as Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 22, 2025	CRACKER BARREL OLD COUNTRY STORE, INC.

	By:	/s/ Richard M. Wolfson
	Name:	Richard M. Wolfson
	Title:	Senior Vice President, General Counsel and Corporate Secretary